SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------



                                    FORM 8-K


                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):April 23, 1998 (April 20,1998)


                           ESSEX PROPERTY TRUST, INC.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    Maryland
                          (State or Other Jurisdiction
                                of Incorporation)

                                     1-13106
                            (Commission File Number)

                                   77-0369576
                        (IRS Employer Identification No.)


                               925 E. Meadow Drive
                               Palo Alto, CA 94303
                                 (650) 494-3700
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

Item 5.  OTHER EVENTS.

         On April 20, 1998, Essex Portfolio, L.P., a California limited partnership (the "Operating Partnership"), as to which Essex Property Trust, Inc., a Maryland corporation (the "Company") is the general partner, completed the private placement of 400,000 units of 7.875% Series B Cumulative Redeemable Preferred Units (the "Series B Preferred Units"), representing a limited partnership interest in the Operating Partnership, to an institutional investor in return for a contribution to the Operating Partnership of $20 million. The sale of 400,000 Series B Preferred Units was on substantially the same terms as the sale by the Operating Partnership of 1.2 million Series B Preferred Units in February 1998 to the same institutional investor. The Series B Preferred Units will become exchangeable, on a one for one basis, in whole or in part at any time on or after February 6, 2008 (or earlier under certain circumstances) for shares of the Company's 7.875% Series B Cumulative Redeemable Preferred Stock, par value $.0001 per share (the "Series B Preferred Stock"). Pursuant to the terms of a registration rights agreement, the holders of Series B Preferred Stock will have certain rights to cause the Company to register such shares of Series B Preferred Stock. On February 10, 1998, the Company filed Articles Supplementary reclassifying 2,000,000 shares of its Common Stock, par value $.0001 per share, as 2,000,000 shares of Series B Preferred Stock and setting forth the rights, preferences and privileges of the Series B Preferred Stock.

         The Operating Partnership plans to use the proceeds from this private placement to repay indebtedness, to fund acquisition and development activities and for general partnership purposes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      ESSEX PROPERTY TRUST, INC.



April 23, 1998                                   By:           /s/ Mark J. Mikl
                                                      --------------------------
                                                                   Mark J. Mikl
                                                                   Controller

                                  EXHIBIT INDEX




      Exhibit                                Description
----------------       ---------------------------------------------------------
        3.1 Articles Supplementary reclassifying 2,000,000 shares of Common Stock as 2,000,000 shares of 7.875% Series B Cumulative Redeemable Stock (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K, filed March 3, 1998).

       10.1 Second Amendment to First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated April 20, 1998.

       99.1             Press Release.

                                                                  Exhibit 10.1

                               SECOND AMENDMENT TO

                           FIRST AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP OF

                              ESSEX PORTFOLIO, L.P.

                           Dated as of April 20, 1998

         This Second Amendment to the First Amended and Restated Agreement of Limited Partnership of Essex Portolio, L.P. dated as of the date shown above (the "Amendment"), is executed by Essex Property Trust, Inc. a Maryland Corporation (the "Company"), as the General Partner and on behalf of the existing Limited Partners of Essex Portfolio, L.P. (the "Partnership") and Belair Capital Fund LLC, a Massachusetts limited liability company (the Contributor").

                                    RECITALS


         WHEREAS, the Partnership was formed pursuant to the First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P. dated September 30, 1997, which has been amended by the First Amendment to First Amended and Restated Agreement of Limited Partnership, dated February 6, 1998 (collectively referred to herein as the "Partnership Agreement");


         WHEREAS, on February 6, 1998, Contributor made a Capital Contribution of $60,000,000.00, in cash, to the Partnership in exchange for which Contributor received an aggregate of 1,200,000 of 7.875% Series B Cumulative Redeemable Preferred Units of limited partnership interests in the Partnership with rights, preferences, exchange and other rights, voting powers and restrictions, limitations as to distributions, qualifications and terms and condition as set forth in Exhibit N of the Partnership Agreement (the "Series B Preferred Units");


         WHEREAS, on the date hereof, Contributor has made an additional Capital Contribution of $20,000,000.00, in cash, to the Partnership in exchange for an aggregate of 400,000 Series B Preferred Units; and

         WHEREAS, pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to reflect the additional capital contribution of Contributor.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

          1. Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.

          2. Restatement of Exhibit A. Exhibit A to the Partnership Agreement is amended and restated by replacing such Exhibit A with Exhibit A attached to this Amendment.

          3. Amendment of Exhibit N. Exhibit N to the Partnership Agreement is hereby amended as follows.

               (a) Section 2.A. of Exhibit N is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:

               "A. Number. The number of authorized Series B Preferred Units shall be 1,600,000."

               (b) Section 2.C.(i) of Exhibit N is hereby amended by inserting the following language at the end thereof:

               "For purposes of determining the amounts of distributions hereunder, with regard to the Series B Preferred Units issued pursuant to the Contribution Agreement dated February 6, 1998, the Issue Date shall be February 6, 1998, and with regard to the Series B Preferred Units issued pursuant to the Contribution Agreement dated April 20, 1998, the Issue Date shall be April 20, 1998."

               (c) Section 2.G.(i) of Exhibit N is hereby amended by inserting the following language at the end thereof:

         "Furthermore, the Series B Preferred Units may be exchanged in whole or in part for Series B Preferred Stock at any time, if both (a) based on results or projected results, there exists, in the reasonable judgement of the holder an imminent and substantial risk that such holder's interest in the Partnership represents or will represent more than 19.5% of the total profits or capital interests in the Partnership for a taxable year, and (b) the holder thereof delivers to the Company an opinion of nationally recognized independent counsel to the effect that there is a substantial risk that such holder's interest in the Partnership represents or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year; for purposes of this provision, as of the date of this Amendment and giving effect to the Contributor's receipt of 400,000 Series B Preferred Units as of such date, it is deemed that there is presently not a substantial risk that the Contributor's interest in the Partnership will represent more than such 19.5% and such a substantial risk shall be deemed to occur only if there is a material increase, from the Contributor's present level, in the percentage of total profits or capital interests in the Partnership represented by the holder's interest. For purposes of the exchange rights granted hereunder, with regard to all Series B Preferred Units issued pursuant to the Contribution Agreement dated February 6, 1998 and all Series B Preferred Units issued pursuant to the Contribution Agreement dated April 20, 1998, the Issue Date shall be deemed to be February 6, 1998."

         4. Continuing Effect of Partnership Agreement. Except as modified herein, the Partnership Agreement is hereby ratified and confirmed in its entirety and shall remain and continue in full force and effect, provided, however, that to the extent there shall be a conflict between the provisions of the Partnership Agreement and this Amendment the provisions in this Amendment will prevail. All references in any document to the Partnership Agreement shall mean the Partnership Agreement, as amended hereby.

         5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

         IN WITNESS WHEREOF, the General Partner and the Contributor have executed this Amendment as of the date indicated above.

       GENERAL PARTNER
       ESSEX PROPERTY TRUST, INC.,
       a Maryland corporation as General Partner of Essex Portfolio, L.P. and on behalf of the existing Limited Partners

       By:         /s/ Keith R. Guericke
       ---------------------------------
       Name: Keith R. Guericke
       Title:    Chief Executive Officer & President


       CONTRIBUTOR:

       BELAIR CAPITAL FUND LLC
       By:  Eaton Vance Management, as its Manager

       By:    /s/ Thomas Otis
       ----------------------
       Name:  Thomas Otis
       Title:    Vice President

                                    EXHIBIT A
                                PARTNERSHIP UNITS
                             (As of April 20, 1998)

                                PARTNERSHIP UNITS

General Partner:                                                       Units
Essex Property Trust, Inc.                                         16,629,845

Limited Partners:                                                      Units
1.    Essex Portfolio Management Company                               15,941
2.    Essex Property Corporation                                        9,909
3.    GMMS Partners                                                    43,414
4.    M & M Projects, Inc.                                            128,138
5.    SummerHill Homes                                                163,447
6.    Paula Amanda                                                      1,785
7.    Robert and Margaret Arnold                                        2,242
8.    Randall I. Barkan                                                 2,564
9.    David Bernstein Revocable Trust                                   5,771
10.   John D. and Robbin Eudy                                           7,457
11.   Kenneth and Angeliki Frangadakis                                  2,675
12.   George and Katherine Frangadakis, Trustees
      Frangadakis Family Revocable Trust                                4,697
13.   Kenneth and Angeliki Frangadakis, Trustees
      Frangadakis Family Revocable Trust                               24,334
14.   Harvey Friedman                                                   4,042
15.   Harvey and Margaret Green                                        16,735
16.   Keith R. and Thelma Guericke                                     48,116
17.   George P. Katsoulis                                               5,000
18.   Gerald E. and Annette Kelly                                       5,643
19.   Nancy Kukkola                                                    11,637
20.   George M. Marcus                                              1,136,227
21.   Meistrich Family Trust UTA 12/6/90                                4,042
22.   Charles E. Martin                                                 1,785
23.   William A. and Sherrie Millichap                                 73,099
24.   J. Peter and Cherie Otten                                         9,447
25.   Milton Pagonis                                                   10,267
26.   Gary Pagonis Family Trust                                        10,267
27.   G. Michael Roark                                                 54,740
28.   Michael and Ann Schall                                           26,388
29.   J. Lawrence Schnadig                                              1,729
30.   J.A. Shafran                                                      2,889
31.   Swanson Survivors Trust                                           7,687
32.   Marcus & Millichap                                                2,564
33.   The Way 1994 Living Trust Dtd. 11/2/94                            2,226
34.   Gay A. Yamagiwa                                                  10,720
35.   Craig K. Zimmerman                                               15,849

                         7.875% SERIES B PREFERRED UNITS
Limited Partner:

Belair Capital Fund LLC                                             1,600,000
                                                                   ----------
                  TOTAL PARTNERSHIP UNITS:                         20,103,318

                                                                    Exhibit 99.1
                           Essex Property Trust, Inc.

 925 East Meadow Drive, Palo Alto, California 94303, (650) 494-3700,
                               (650) 494-8743 fax
     Contact: Keith Guericke, President or Wendy Carhart, Investor Relations

                              FOR IMMEDIATE RELEASE

                    Essex Sells an Additional $20 Million of
                            Perpetual Preferred Units

         Palo Alto, California -- April 21, 1998 -- Essex Property Trust, Inc. (NYSE: "ESS"), today announced that Essex Portfolio, L.P., (the "Operating Partnership"), sold an additional $20 million of its 7.875% Series B Cumulative Redeemable Preferred Units to an institutional investor in a private placement. The 400,000 Preferred Units are identical in structure to the 1.2 million Preferred Units sold to the same institutional investor by the Operating Partnership in February. The Preferred Units are being sold for $50.00 per unit, and may be called by Essex at par on or after February 6, 2003. The Preferred Units have no stated maturity or mandatory redemption and pay a cumulative, quarterly dividend at an annualized rate of 7.875%. The Preferred Units are not convertible into common stock of Essex Property Trust, Inc.
         Essex intends to use the net proceeds to reduce the outstanding indebtedness on the Company's line of credit, and to further fund its West Coast acquisition and development activities.
         Essex Property Trust, Inc., located in Palo Alto and traded on the New York Stock Exchange (ESS), is a fully integrated Real Estate Investment Trust
(REIT). Self-administered and self-managed, Essex focuses on multifamily properties in targeted West Coast markets, specifically the San Francisco, Seattle, Southern California and Portland metropolitan areas. Currently, Essex has ownership interests in 58 multifamily properties (12,389 units), and has 1,332 units in various stages of development. Additional information can be located on the world wide web at www.essexproperties.com.